Exhibit 10.2



                       AGREEMENT AND PLAN OF CONSOLIDATION

      This AGREEMENT AND PLAN OF CONSOLIDATION (this "Agreement") is made and entered into as of October 1, 1997, by and among Aegis Realty, Inc., a Maryland Corporation ("Aegis"), Aegis Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), Aegis Realty Holding Partnership, LP, a Delaware limited partnership and a subsidiary of the Operating Partnership ("Aegis Holding, LP"), AOP Merger Sub I, Inc., a Delaware corporation and subsidiary of the Operating Partnership ("AOP Sub I"), AOP Merger Sub II, Inc., a Delaware corporation and subsidiary of the Operating Partnership ("AOP Sub II"), Summit Insured Equity L.P., a Delaware limited partnership ("Insured I"), Summit Insured Equity II L.P., a Delaware limited partnership ("Insured II"), Summit Preferred Equity L.P., a Delaware limited partnership ("Summit Preferred"), Eagle Insured L.P., a Delaware limited partnership ("Eagle"), Related Aegis, LP, a Delaware limited partnership (the "Advisor"), Related Insured Equity Associates, Inc., a Delaware corporation ("Related GP I"), RIDC II, L.P., a Delaware limited partnership ("Related GP II"), Related Equity Funding, Inc., a Delaware corporation ("Related GP III"), Partnership Monitoring Corp., a Delaware corporation, Related Federal Insured, L.P., a Delaware limited partnership ("Related GP IV," and, together with Related GP I, Related GP II and Related GP III, the "Related GPs"), Related Insured BUC$ Associates, Inc., the assignor limited partner of Insured I ("Assignor LP I"), Related Insured BUC$ Associates, Inc., the assignor limited partner of Insured II ("Assignor LP II"), Related BUC$ Associates, Inc., the assignor limited partner of Summit Preferred ("Assignor LP III"), and Related FI BUC$, Inc., the assignor limited partner of Eagle ("Assignor LP IV"). Insured I, Insured II, Summit Preferred and Eagle Insured are sometimes hereinafter referred to individually as a "Partnership" and collectively as the "Partnerships." Aegis, the Operating Partnership, Aegis Holding LP, AOP Sub I and AOP Sub II are sometimes hereinafter referred to collectively as "Aegis and its Affiliates." Assignor LP I, Assignor LP II, Assignor LP III and Assignor LP IV are sometimes hereinafter referred to as the "Assignor LPs."

                               W I T N E S S E T H

      WHEREAS, the parties hereto desire to engage in a consolidation transaction (the "Consolidation") whereby, among other things (i)(A) 100 percent of the BUC$ (as defined below) of (1) Insured I, (2) Insured II, (3) Summit Preferred, and (4) Eagle (the "Assigned BUC$") will be assigned by the respective Assignor LPs of such Partnerships to Aegis in exchange for shares of common stock of Aegis, par value $.01 per share (the "Shares") to be delivered to the BUC$holders (as hereinafter defined); (B) 100 percent of the Economic Interests (as hereinafter defined) of the general partner interests of (1) Insured I and (2) Insured II held by the Related GP's and the Advisor will be contributed to the Operating Partnership in exchange for OP Units (as hereinafter defined) in the Operating Partnership (the "Contributed GP Economic Interests"); (C) 100 percent of the Economic Interests of the general partner interests held by the Related GPs and the Advisor in Summit Preferred and Eagle will be assigned to

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Aegis in exchange for Shares (the "Assigned GP Economic Interests"); (D) Aegis
will contribute to Aegis Holding, LP (1) a .0075 percent limited partner interest in Insured I BUC$ and (2) a .015 percent limited partner interest in Insured II BUC$; (E) Aegis will contribute to the Operating Partnership in exchange for OP Units in the Operating Partnership (1) the Assigned BUC$, and
(2) the Assigned GP Economic Interests, and (F) the Operating Partnership will contribute to Aegis Holding, LP (1) a .7425 percent interest in the Insured I BUC$ and (2) a 1.485 percent partner interest in the Insured II BUC$, as more specifically provided herein; and (ii) all holders of BUC$ previously issued by the Partnerships shall receive Shares in exchange for their BUC$;

      WHEREAS, upon the effectiveness of the assignments and contributions set forth in the preceding paragraph, as part of the Consolidation, (A) Insured I will be merged with AOP Sub I, with the Partnership being the surviving entity (the "Insured I Merger"), (B) Insured II will be merged with AOP Sub II, with Insured II being the surviving entity (the "Insured II Merger"), (C) Summit Preferred will be merged with and into the Operating Partnership, with the Operating Partnership being the surviving entity (the "Summit Preferred Merger"), and (D) Eagle will be merged with and into the Operating Partnership, with the Operating Partnership being the surviving entity (the "Eagle Merger") (the Insured I Merger, the Insured II Merger, the Summit Preferred Merger and the Eagle Merger being hereinafter collectively referred to as the "Mergers", and Insured I , Insured II and the Operating Partnership are sometimes hereinafter collectively referred to as the "Surviving Entities");

      WHEREAS, Prudential Bache Properties, Inc. ("P-B Properties"), P.B. Tax Credit S.L.P., a Delaware limited partnership, Prudential Bache Investor Services II, Inc., a Delaware corporation, and Related Capital Company, a New York general partnership ("RCC"), have entered into a Purchase Agreement dated December 19, 1996 (the "Purchase Agreement") whereby, among other things, and subject to the terms and conditions contained therein, P-B Properties has agreed to assign and transfer all of its general partner interests in the Partnerships to RCC or its affiliate, the Advisor, and to withdraw from the Partnerships (the "Withdrawal Transactions");

      WHEREAS, prior to the assignment of interests as set forth in Article I the Withdrawal Transactions have been consummated and upon P-B Properties' withdrawal as a general partner of the Partnerships, the Partnerships were continued without dissolution;

      WHEREAS, the United States District Court for the Southern District of New York issued on August 28, 1997 a final order (the "Final Order"), which among other things, (i) approved a Stipulation of Settlement (the "Settlement") entered into in connection with the litigation entitled In Re: Prudential Securities Incorporated Limited Partnerships Litigation ("Litigation"), (ii) approved the Withdrawal Transactions and the proposed Consolidation and (iii) granted each of the Partnerships the right to amend their respective agreements of limited partnership to authorize, inter alia, such Partnerships to engage in the Withdrawal Transactions and the Consolidation (the "Partnership Agreement Amendments");


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      WHEREAS, the Partnership Agreement Amendments have been duly adopted in accordance with the Final Order;

      WHEREAS, under the agreements of limited partnership, as amended, of the Partnerships, as amended by the Partnership Agreement Amendments, the Partnerships are authorized to and may consummate the Consolidation without any additional consent or other act of any person;

      WHEREAS, immediately prior to the Mergers and subsequent to the assignment of various interests in the Partnerships as set forth in Article I, certain assets held by Eagle will be assigned to the Operating Partnership;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                             ASSIGNMENT OF INTERESTS

            Section I.1 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.1 hereof and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing with respect to the Consolidation (the "Closing") will take place on the later of the second business day following the date on which the last to be fulfilled or waived condition set forth in Article VI shall be fulfilled in accordance with this Agreement, or October 1, 1997 (the "Closing Date"), at the offices of Battle Fowler, LLP, New York, New York, unless another date, time or place is agreed to in writing by the parties hereto. Pursuant to the Consolidation, at the Closing the parties hereto shall take such actions and engage in the transaction identified in this Article I and Article II and take such other actions as may be necessary or appropriate to consummate the Consolidation and the transactions contemplated thereby. "Economic Interests" as used in this Article I shall mean, with respect to any general partner interest in any given Partnership, a general partner's share of the profits and losses of such Partnership and the right to receive distributions of Partnership assets, and also includes all rights of the holder of such general partner interest to compensation, fees, reimbursement of expenses, allocations, distributions, adjustment to accounts and proceeds, under the Agreement of Limited Partnership of such Partnership, as in effect at the Closing Date.

            Section I.2   Summit Preferred Assignments.

                  I.2.1 Assignment of Economic Interests of the General Partner Interests in Summit Preferred held by Related Equity Funding, Inc. to Aegis.


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      Related GP III shall assign to Aegis all of the Economic Interests of the general partner interests in Summit Preferred held by it in exchange for and against delivery of 6,093 Shares (subject to adjustment pursuant to Section 1.17 hereof) to be issued to it by Aegis in consideration of such assignment.

                  I.2.2 Assignment of Economic Interests of the General Partner Interests in Summit Preferred held by the Advisor to Aegis.

      Advisor shall assign to Aegis all of the Economic Interests of the general partner interests of Summit Preferred held by it in exchange for and against delivery of 3,075 Shares (subject to adjustment pursuant to Section 1.18 hereof) to be issued to it by Aegis in consideration of such assignment.

                  I.2.3 Assignment of Economic Interests of the General Partner Interests in Summit Preferred held by Partnership Monitoring Corp. to Aegis.

      Partnership Monitoring Corp. shall assign to Aegis all of the Economic Interests of the general partner interests of Summit Preferred held by it in exchange for and against delivery of 62 Shares (subject to adjustment pursuant to Section 1.17 hereof) to it by Aegis be issued to in consideration of such assignment.

                  I.2.4 Continuation of Related GP III as the General Partner of Summit Preferred.

      Upon the assignment by Related GP III, Advisor and Partnership Monitoring Corp. of all of the Economic Interests of the general partner interests in Summit Preferred, Related GP III shall continue to be the general partner of Summit Preferred and the business of Summit Preferred shall be continued without dissolution.

                  I.2.5 Assignment by Assignor Limited Partner of in Summit Preferred BUC$ to Aegis.

      Assignor LP III shall assign and transfer to Aegis, on behalf of the Summit Preferred BUC$holders, the Summit Preferred BUC$, in exchange for and in consideration of the issuance by Aegis to Assignor LP III of 605,916 Shares, on behalf of the Summit Preferred BUC$holders (subject to adjustment pursuant to Section 1.14 hereof). Promptly after the Effective Time, Assignor LP III shall deliver such Shares to the Exchange Agent for distribution to the Summit Preferred BUC$holders pursuant to Section 1.15 hereof. Upon the assignment in accordance with this Section 1.2.5, Assignor LP III shall continue to be a limited partner of Summit Preferred and the business of Summit Preferred shall continue without dissolution.

            Section I.3   Eagle Assignments.


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                  I.3.1   Assignment of Economic Interests of the General
                          Partner Interests in Eagle held by Related Federal Insured, L.P. to Aegis.

      Related GP IV shall assign to Aegis all of the Economic Interests of the general partner interests in Eagle held by it in exchange for and against delivery of 23,241 Shares (subject to adjustment pursuant to Section 1.17 hereof) to be issued to it by Aegis in consideration of such assignment.

                  I.3.2 Assignment of Economic Interests of the General Partner Interests in Eagle held by the Advisor to Aegis.

      Advisor shall assign to Aegis all the Economic Interests of the general partner interests of Eagle held by it in exchange for and against delivery of 11,620 Shares (subject to adjustment pursuant to Section 1.17 hereof) to be issued to it by Aegis in consideration of such assignment.

                  I.3.3 Continuation of Related GP IV as the General Partner of Eagle.

      Upon the assignment by Related GP IV and Advisor of all of the Economic Interests of the general partner interests in Eagle, Related GP IV shall continue to be the general partner of Eagle and the business of Eagle shall be continued without dissolution.

                  I.3.4   Assignment by Assignor LP IV of Eagle BUC$ to Aegis.

      Assignor LP IV shall assign and transfer to Aegis, on behalf of the Eagle BUC$holders, the Eagle BUC$, in exchange for and against delivery of 2,289,204 Shares to Assignor LP IV on behalf of such BUC$holders (subject to adjustment pursuant to Section 1.14 hereof). Promptly after the Effective Time, Assignor LP IV shall deliver such Shares to the Exchange Agent for distribution to the Eagle BUC$holders pursuant to Section 1.15 hereof. Upon the assignment in accordance with this Section 1.3.4, Assignor LP IV shall continue to be a limited partner of Eagle and the business of Eagle shall continue without dissolution.

            Section I.4   Insured I Assignments and Contributions.

                  I.4.1 Assignment and Contribution by Related Insured Equity Associates, Inc. of Economic Interests of General Partner Interests of Insured I held by it to the Operating Partnership.

      Related GP I shall assign and contribute to the Operating Partnership all of the Economic Interests of the general partner interests in Insured I held by it, in exchange for 20,359 OP Units (subject to adjustment pursuant to section
1.17 hereof). The term "OP Unit" as used in


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this Agreement shall have the meaning ascribed to it in the Amended and Restated
Agreement of Limited Partnership of the Operating Partnership dated as of October 1, 1997.

                  I.4.2 Assignment and Contribution by Advisor of Economic Interests of the General Partner Interests of Insured I held by it to the Operating Partnership.

      Advisor shall assign and contribute to the Operating Partnership all of the Economic Interests of the general partner interests in Insured I held by it in exchange for 10,179 OP Units (subject to adjustment pursuant to Section 1.18 hereof).

                  I.4.3   Continuation of Insured I by Related GP I.

      Upon the assignment by Related GP I and Advisor, of all of the Economic Interests of the general partner interests in Insured I, Related GP I shall continue to be the general partner of Insured I and the business of Insured I shall be continued without dissolution.

                  I.4.4   Assignment by Assignor LP I of Insured I BUC$ to
                          Aegis.

      Assignor LP I shall assign and transfer to Aegis, on behalf of the Insured I BUC$holders, the Insured I BUC$, in exchange for and against delivery of 4,041,207 Shares to Assignor LP I, on behalf of such BUC$holders (subject to adjustment pursuant to Section 1.14 hereof ) by Aegis in consideration of such assignment. Promptly after the Effective Time, Assignor LP I shall deliver such Shares to the Exchange Agent for distribution to the Insured I BUC$holders pursuant to Section 1.15 hereof. Upon the assignment in accordance with this
Section 1.4.4, Assignor LP I shall continue to be a limited partner of Insured I and the business of Insured I shall continue without dissolution.

            Section I.5   Insured II Assignments and Contributions.

                  I.5.1 Assignment and Contribution by RIDC II, L.P. of Economic Interests of the General Partner Interests of Insured II to the Operating Partnership.

      Related GP II shall assign and contribute to the Operating Partnership all of the Economic Interests of the general partner interests in Insured II held by it in exchange for 10,866 OP Units (subject to adjustment pursuant to Section
1.17 hereof).

                  I.5.2 Assignment and Contribution by Advisor of Economic Interests of the General Partner Interests of Insured II to the Operating Partnership.

      Advisor shall assign and contribute to the Operating Partnership all of the Economic Interests of the general partner interests in Insured II held by it in exchange for 5,433


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OP Units (subject to adjustment pursuant to Section 1.18 hereof).

                  I.5.3 Continuation of Related GP II as the General Partner of Insured II.

      Upon the assignment by Related GP II and Advisor all of the Economic Interests of the general partner interests in Insured II, Related GP II shall continue to be the general partner of Insured II and the business of Insured II shall be continued without dissolution.

                  I.5.4   Assignment by Assignor LP II of Insured II BUC$ to
                          Aegis.

      Assignor LP II shall assign and transfer, by recording such assignment and transfer to Aegis, its records of account, on behalf of the Insured II BUC$holders, the Insured II BUC$ to Aegis in exchange for and in consideration of the issuance by Aegis to Assignor LP II of 1,070,287 Shares on behalf of the Insured II BUC$holders (subject to adjustment pursuant to Section 1.14 hereof). Promptly after the Effective Time, Assignor LP II shall deliver such Shares to the Exchange Agent for distribution to the Insured II BUC$holders pursuant to
Section 1.15 hereof. Upon the assignment in accordance with this Section 1.5.4, Assignor LP II shall continue to be a limited partner of Insured II and the business of Insured II shall continue without dissolution.

            Section I.6 Aegis Assignments and Contributions of Economic Interests of the General Partner Interests of Summit Preferred and Eagle to the Operating Partnership.

      Promptly upon its receipt of the Assigned GP Economic Interests assigned to it pursuant to Sections 1.2.1, 1.2.2, 1.2.3, 1.3.1 and 1.3.2 hereof, Aegis shall assign and contribute the Assigned GP Economic Interests to the Operating Partnership, in exchange for and against delivery of 44,091 OP Units.

            Section I.7   Aegis Assignment of BUC$ to the Operating Partnership.

      Promptly upon its receipt of the BUC$ assigned to it pursuant to Sections 1.2.5, 1.3.4, 1.4.4 and 1.5.4 hereof, Aegis shall assign and contribute to the Operating Partnership in exchange for and against delivery of 8,006,614 OP Units in the Operating Partnership the following interests: (i) the Summit Preferred BUC$ received by it pursuant to Section 1.2.5 hereof, (ii) the Eagle BUC$ received by it pursuant to 1.3.4 hereof, (iii) a 99.9925% interest in the Insured I BUC$ received by it pursuant to Section 1.4.4 hereof, and (iv) a 99.985% interest in the Insured II BUC$ received by it pursuant to Section
1.5.4. hereof.

            Section I.8   Aegis Assignments and Contributions to Aegis Holding,
                          L.P.

      Promptly upon its receipt of the BUC$ assigned to it pursuant to Sections 1.4.4


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and 1.5.4, Aegis shall assign and contribute the following interests to Aegis
Holding, L.P.: (i) a .0075% interest in the Insured I BUC$ received by it pursuant to Section 1.4.4 hereof, and (ii) a .015% interest in the Insured II BUC$ received by it pursuant to Section 1.5.4 hereof.

            Section I.9 Operating Partnership Assignments and Contributions to Aegis Holding, LP.

      Promptly upon its receipt of BUC$ assigned to it pursuant to Section 1.7, the Operating Partnership shall assign and contribute to Aegis Holding, LP: (i) a 0.7425% interest in the Insured I BUC$, and (ii) a 1.485% interest in the Insured II BUC$.

            Section I.10  Transferors Representations and Warranties.

      Each of the parties hereto making the assignments, contributions and other transfers provided for in Sections 1.2 through 1.9 above (the "Transfers"), other than the Assignor LP's, hereby represents and warrants that (i) each Transfer that it is agreeing to make pursuant to the above-described Sections has been duly and validly authorized by all necessary corporate or partnership, as applicable, action on its part, and (ii) that immediately prior to the effective time of any Transfer of any interest or right required to be transferred by it pursuant to such sections, it will own such right or interest free and clear of all liens and encumbrances.

            Section I.11  Eagle Assignment of Mortgages.

      Promptly after the effectiveness of the transactions contemplated in Sections 1.2 through 1.9 hereof, Eagle shall assign to the Operating Partnership, all of its right, title and interest in and to the mortgages and all other assets owned by it.

            Section I.12  Sequence of Assignments and Other Transactions

      Except as otherwise specifically provided above, the transfers and transactions identified in Sections 1.2 through 1.11 above shall occur, and shall be deemed to occur, in the sequence set forth above, with the transactions set forth in 1.2.1 above occurring first, and the transactions specified in
Section 1.11 occurring last.

            Section I.13  Further Assurances.

      If at any time after the Effective Time any Surviving Entity (as defined below) shall determine or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Entities, the title to any property or right or other asset transferred pursuant to this Agreement, or otherwise to carry out the provisions of this Agreement or the transactions contemplated hereby, the general partners, officers, or other proper representatives of the parties hereto just prior to, and after, the Effective Time shall execute and deliver any and all proper deeds, assignments, rights and assurances, or other assets, instruments and documents as may be necessary to, and do all things necessary or


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proper to, vest, perfect or convey title to such properties or rights, or other assets, in accordance with the provisions and intent of this Agreement, and otherwise to carry out the provisions and intents hereof.

            Section I.14  No Fractional Shares.

      Fractional Shares will not be issued to any holder of partnership interests (or Economic Interests in partnership interests) in the Partnerships or holders of BUC$ in connection with the Consolidation. Each holder of partnership interests (or Economic Interests in partnership interests) who would otherwise be entitled to a fractional Share under this Article I (which entitlement will be determined by combining all such holder's allocation of Shares from each Partnership as to which such holder is receiving Shares) will receive one Share for each fractional share of .5 or greater otherwise due to such holder. No Shares will be issued for fractional shares of less than .5 otherwise due to any holder.

            Section I.15 Delivery of Share Certificates; Exchange of BUC$ Certificates for Share Certificates.

      (1) Exchange Agent. As of the Effective Time, the respective Assignor LPs shall deposit with the transfer agent and registrar (the "Exchange Agent"), for the benefit of the respective BUC$holders, certificates representing the Shares to be received by and delivered to such BUC$holders pursuant to this
Article I.

      (2) Delivery of Share Certificates to Holders of Partnership Interests (or Economic Interests in partnership interests) not Represented by BUC$. Promptly after the Effective Time, Aegis shall require the Exchange Agent to deliver to each holder of partnership interests in the Partnerships (or Economic Interests in partnership interests) not represented by BUC$, a certificate representing that number of whole Shares due such holder, determined in accordance with Sections 1.2.1, 1.2.2, 1.2.3, 1.3.1, 1.3.2, 1.17, 1.18 and 1.14
of this Agreement.

      (3)   Exchange Procedures for BUC$holders. Subject to the provisions of
Section 1.16 hereof, promptly after the Effective Time, Aegis shall require the Exchange Agent to mail to each holder of certificates representing BUC$ ("BUC$ Certificates") (each, a "BUC$holder" and collectively, the "BUC$holders"), a form of letter of transmittal, advising such BUC$holder of the effectiveness of the Consolidation and including the instructions for surrendering the BUC$ Certificates to the Exchange Agent in order to receive the Shares to which it is entitled pursuant to this Agreement. Such instructions shall also specify that delivery shall be effected, and risk of loss and title to the BUC$ shall pass only upon, delivery of the BUC$ to the Exchange Agent, and such instructions shall otherwise be in such form and have such other provisions as Aegis shall reasonably specify.

      Upon surrender to the Exchange Agent of such BUC$ Certificates for cancellation in accordance with the instructions in the letter of transmittal thereon, the Exchange Agent shall mail to such


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BUC$holder a certificate representing that number of whole Shares due such
BUC$holder determined in accordance with Article I of this Agreement. The Exchange Agent shall accept such BUC$ upon compliance with such reasonable terms and conditions as Aegis and the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. If the Shares to be issued to BUC$holders in connection with the Consolidation (the "BUC$holder Consideration") (or any portion thereof) is to be delivered to any person other than the person in whose name the BUC$ Certificates surrendered in exchange therefor is registered, it shall be a condition to such exchange that the certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. After the Effective Time, there shall be no further transfer on the records of the Partnerships or its transfer agent of BUC$ and if such BUC$ Certificates are presented to any of the Partnerships for transfer, they shall be canceled against delivery of the BUC$holder Consideration as herein above provided. Until surrendered as contemplated by this Section 1.15, each BUC$ Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the BUC$holder Consideration payable with respect to such BUC$ as contemplated by and provided for by this Agreement.

      (4) Distributions with Respect to Unexchanged BUC$. Subject to the provisions of Section 1.15 hereof, no distributions with respect to Shares with a record date after the Effective Time shall be paid to any BUC$holder until the surrender for exchange of the BUC$ Certificates in accordance with this Section
1.15. Following surrender for exchange of any such certificate in accordance with this Section 1.15, Aegis shall pay to the holder of such certificate, without interest, (i) at the time of such surrender, the amount of distributions from Aegis with a record date after the Effective Time theretofore paid with respect to the number of whole Shares payable in respect of such BUC$ hereunder pursuant to Article I of this Agreement, and (ii) at the appropriate payment date, the amount of distributions from Aegis with a record date after the Effective Time, but prior to such surrender, and with a payment date subsequent to such surrender, payable with respect to such whole Shares.

      (5) No Further Ownership Rights in BUC$. The BUC$holder Consideration paid upon the surrender for exchange of the BUC$ Certificates in accordance with the terms of this Article I shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the BUC$ owing to BUC$holders under this Agreement.

      (6) Termination of Fund. Any Shares that remain undistributed to BUC$holders for 120 days after the Effective Time shall be delivered to Aegis, upon demand, and any BUC$holders who have not theretofore complied with this
Article I shall thereafter look only to Aegis and only as general creditors thereof for payment of their claim for the BUC$holder Consideration and any distributions with respect to the Shares.

      (7) No Liability. Neither Aegis, nor the Assignor LPs, nor the Exchange Agent shall be liable to any person in respect of any Shares owing under this Agreement, or


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distributions payable in respect of such Shares, to the extent the same are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any BUC$ Certificates shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any BUC$holder Consideration in respect of such certificate would otherwise escheat to or become the property of any applicable governmental entity), any Shares owed under this Agreement with respect to such BUC$, or distributions payable in respect of such Shares shall, to the extent permitted by applicable law, become the property of Aegis, free and clear of all claims or interest of any person previously entitled thereto.

      (8) Lost BUC$ Certificates. If BUC$ Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Aegis, the posting by such person of a bond, in such reasonable amount as Aegis may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the applicable BUC$holder Consideration, to which the holder thereof is entitled pursuant to this Article I and any dividends or other distributions with respect to Shares to which the holder thereof is entitled pursuant to this Article I.

      (9) Transfer Books. At the Effective Time, the transfer books of the Partnerships shall be closed with respect to BUC$ and there shall be no further registration of transfers of BUC$ thereafter on the records of the Partnerships.

            Section I.16 Aegis' Option to Not Require Delivery of BUC$ Certificates by BUC$holders in Order to Receive Shares.

      Anything in this Agreement to the contrary notwithstanding, Aegis shall have the right, in its sole and absolute discretion, to waive the requirements in Sections 1.15(c) and (d) above (with respect to all, or any, of the Partnerships, in its discretion) relating to the delivery of BUC$ Certificates and other items by the BUC$holders to the Exchange Agent, by written notice to the Exchange Agent of the same (the "Notice"). In the event of such Notice the Exchange Agent shall promptly fulfill its obligations and duties under Section
1.15 hereof, as if all BUC$holders had fulfilled their obligations under Section 1.15(c), and fulfilled all obligations necessary for such BUC$holders to receive the BUC$holder Consideration, at the time of receipt of the Notice by the Exchange Agent.

            Section I.17 Shares issued to Related General Partners to equal 0.75% of all Shares outstanding after the Consolidation.

      Anything in this Agreement to the contrary notwithstanding, the aggregate number of Shares to be issued to (i) Related GP I or its successor pursuant to the Exchange Rights Agreement (as hereinafter defined), assuming Related GP I or its successor fully exercises its right to exchange the OP Units received by it pursuant to Section 1.4.1 hereof for Shares,

(ii) Related GP II or its successor, pursuant to the Exchange Rights Agreement, assuming Related GP II or its successor fully exercises its right to exchange the OP Units received by it pursuant to Section 1.5.1 hereof, (iii) Related GP III, pursuant to Section 1.2.1, (iv) Related GP IV pursuant to Section 1.3.1 hereof, and (v) Partnership Monitoring Corp., pursuant to Section 1.2.3 hereof, shall be adjusted to equal 0.75% of the aggregate number of Shares to be issued pursuant to this Article I (the "Article I Shares"), or if not mechanically possible, such number of whole Shares as is closest to equaling such 0.75%. In the event the number of Shares to be issued to the Related GPs and Partnership Monitoring Corp. as a group exceeds or is less than 0.75% of the Article I Shares, Aegis shall adjust downward or upward the number of Shares, or OP Units, as the case may be, to be issued pursuant to Sections 1.2.1, 1.2.3, 1.3.1, 1.4.1 and 1.5.1 by the least number of Shares, or OP Units, as the case may be, as is necessary to satisfy the .0.75% requirement, such that the Related GPs and Partnership Monitoring Corp. share as equally as possible (based upon their respective eventual percentages of ownership of Shares in Aegis, assuming the exchange for Shares of all OP Units issued to Related GP I and Related GP II, respectively, pursuant to 1.4.1 and 1.5.1, respectively) in any such adjustment. For purposes of this Article I, Exchange Rights Agreement means the Exchange Rights Agreement dated as of October 1, 1997, by and among Aegis, the Operating Partnership, and the limited partners of the Operating Partnership (the "Exchange Rights Agreement").

            Section I.18 Shares to be issued to Advisor to equal 0.37% of all Shares outstanding after the Consolidation.

      Anything in this Agreement to the contrary notwithstanding, the aggregate number of Shares to be issued to the Advisor pursuant to Sections 1.2.2, 1.3.2,
1.4.2 and 1.5.2 (assuming the Advisor or its successor fully exercises its right under the Exchange Rights Agreement to exchange the OP Units received by it pursuant to Sections 1.4.2 and 1.5.2 hereof for Shares) shall be adjusted upward or downward to equal 0.37% of the Article I Shares, or if not mechanically possible, such number of whole Shares as comes closest to equaling such 0.37%.

                                   ARTICLE II

                                THE CONSOLIDATION

            Section II.1  The Consolidation.

            Subject to the terms and conditions of this Agreement, promptly after the effectiveness of the transfers and assignments of partnership interests (and Economic Interests of partnership interests) and other transactions contemplated by Article I, (i) Insured I shall be merged with AOP Sub I, with Insured I being the surviving entity (the "Insured I Merger"), (ii) Insured II shall be merged with AOP Sub II, with Insured II being the surviving entity (the "Insured II Merger"), (iii) Summit Preferred shall be merged with and into the Operating Partnership, with the Operating Partnership being the surviving entity (the "Summit Preferred Merger"), and (iv) Eagle shall be merged with and into the Operating Partnership, with the Operating Partnership being the surviving entity (the "Eagle Merger"), in accordance with the

Delaware Revised Uniform Limited Partnership Act ("DRULPA") and the General Corporation Law of the State of Delaware (the "DGCL"), as applicable, and the separate existence of Summit Preferred, Eagle, AOP Sub I and AOP Sub II shall cease and the Surviving Entities (as defined below) shall continue as the surviving entities under the laws of the State of Delaware with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of limited partnerships formed under the DRULPA.

            Section II.2 Effective Time. The Surviving Entities will file with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") on the Closing Date (or on such other date as the parties hereto may agree) certificates of merger executed in accordance with the relevant provisions of the DRULPA and DGCL, as applicable, and make all other filings or recordings required under the DRULPA and DGCL in connection with the Mergers. The Mergers shall become effective upon the filings of the certificates of merger with the Delaware Secretary of State, or at such later time as is specified in the certificates of merger as determined by the Surviving Entities in their discretion (the "Effective Time"), which time may be changed by the parties executing such certificate in their discretion, without amendment to this Agreement, or any other consent, by filing certificates of amendment to such certificates of merger with the Delaware Secretary of State. This Agreement shall constitute the agreement of merger of the relevant parties for purposes of DRULPA and DGCL.

            Section II.3 Certificates of Limited Partnership of the Surviving Entities.

      (1) Insured I Merger. The Certificate of Limited Partnership of Insured I, as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Entity in the Insured I Merger.

      (2) Insured II Merger. The Certificate of Limited Partnership of Insured II, as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Entity in the Insured II Merger.

      (3) Summit Preferred Merger. The Certificate of Limited Partnership of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Entity in the Summit Preferred Merger.

      (4) Eagle Merger. The Certificate of Limited Partnership of the Operating Partnership, as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Entity in the Eagle Merger. Section II.4 Agreements of Limited Partnership of Surviving Entities.

      (1) Insured I Merger. The Partnership Agreement of Insured I, as in effect immediately prior to the Effective Time, shall be the Partnership Agreement of the Surviving Entity in the Insured I Merger.

      (2) Insured II Merger. The Partnership Agreement of Insured II, as in effect immediately prior to the Effective Time, shall be the Partnership Agreement of the Surviving Entity in the Insured II Merger.

      (3) Summit Preferred Merger. The Partnership Agreement of the Operating Partnership dated October 1, 1997, as in effect immediately prior to the Effective Time, shall be the Partnership Agreement of the Surviving Entity in the Summit Preferred Merger.

      (4) Eagle Merger. The Partnership Agreement of the Operating Partnership dated October 1, 1997, as in effect immediately prior to the Effective Time shall be the Partnership Agreement of the Surviving Entity in the Eagle Merger.

            Section II.5  General Partners of the Surviving Entities.

      (1) Insured I Merger. The Operating Partnership shall be the general partner of the Surviving Entity in the Insured I Merger.

      (2) Insured II Merger. The Operating Partnership shall be the general partner of the Surviving Entity in the Insured II Merger.

      (3) Summit Preferred Merger. The general partner of the Operating Partnership at the Effective Time shall be the general partner of the Surviving Entity in the Summit Preferred Merger.

      (4) Eagle Merger. The general partner of the Operating Partnership at the Effective Time shall be the general partner of the Surviving Entity in the Eagle Merger.

            Section II.6 Cancellation of General and Limited Partner Interests in Insured I.

      (1) Cancellation of General Partner Interests held by Related GP I. The general partner interests of Insured I held by Related GP I shall, by virtue of the Insured I Merger and without any action on the part of any person, be canceled.

      (2) Cancellation of General Partner Interests Held by the Advisor. The general partner interests of Insured I held by the Advisor shall, by virtue of the Insured I Merger and without any action on the part of any person, be canceled.

      (3) Cancellation of Insured I BUC$ and Underlying Limited Partner Interests relating to Insured I BUC$. The Insured I BUC$ (as defined in the agreement of limited partnership of Insured I, as amended) held by the Operating Partnership and Aegis Holding, L.P. and the underlying limited partner interests in Insured I held by Assignor LP I relating to the Insured I BUC$, outstanding immediately before the Effective Time, shall, by virtue of the Insured I Merger and without any action on the part of any person, be canceled.

            Section II.7  Conversion of Shares of AOP Sub I.

      (1) Each share of Common Stock, par value $.01 per share, of AOP Sub I held by the Operating Partnership shall, by virtue of the Insured I Merger and without any action on the part of any person, be converted into a .01% general partner interest in Insured I, the Surviving Entity of the Insured I Merger. At the Effective Time the Operating Partnership will be entitled to receive a 99.25% general partner interest in Insured I, the Surviving Entity in the Insured I Merger and the Operating Partnership shall be the sole general partner of Insured I, the Surviving Entity in the Insured I Merger and the business of Insured I shall continue without dissolution.

      (2) Each share of Common Stock, par value $.01 per share, of AOP Sub I held by Aegis Holding, LP shall, by virtue of the Insured I Merger and without any action on the part of any person, be converted into a .01% limited partner interest in Insured I. At the Effective Time Aegis Holding LP will be entitled to receive a .75% limited partner interest in Insured I, the Surviving Entity in the Insured I Merger. Aegis Holding, LP shall be the sole limited partner of Insured I, the Surviving Entity in the Insured I Merger and the business of Insured I shall continue without dissolution.

            Section II.8 Cancellation of General and Limited Partner Interests in Insured II.

      (1) Cancellation of General Partner Interests held Related GP II. The general partner interests of Insured II held by Related GP II, shall, by virtue of the Insured II Merger and without any action on the part of any person, be canceled.

      (2) Cancellation of General Partner Interests Held by the Advisor. The general partner interests of Insured II held by the Advisor shall, by virtue of the Insured II Merger and without any action on the part of any person, be canceled.

      (3) Cancellation of Insured II BUC$ and Underlying Limited Partner Interests Relating to Insured II BUC$. The Insured II BUC$ (as defined in the agreement of limited partnership of Insured II, as amended) held by the Operating Partnership and Aegis Holding, LP, and the underlying limited partner interests in Insured II held by Assignor LP II relating to Insured II BUC$, outstanding immediately before the Effective Time, shall, by virtue of the Insured II Merger and without any action on the part of any person, be canceled.

            Section II.9  Conversion of Shares of AOP Sub II.

      (1) Each share of Common Stock, par value $.01 per share, of AOP Sub II held by the Operating Partnership shall, by virtue of the Insured II Merger and without any action on the part of any person, be converted into a .01% general partner interest in Insured II. At the Effective Time the Operating Partnership will be entitled to receive a 98.50% general partner interest in Insured II, the Surviving Entity in the Insured II Merger. The Operating Partnership shall be the sole general partner of Insured II and the business of Insured II shall continue without dissolution.

      (2) Each share of Common Stock, par value $.01 per share, of AOP Sub II held by Aegis Holding, LP shall, by virtue of the Insured II Merger and without any action on the part of any person, be converted into a .01% limited partner interest in Insured II. At the Effective Time Aegis Holding LP will be entitled to receive a 1.5% limited partner interest in Insured II the Surviving Entity in the Insured II Merger. Aegis Holding, L.P. shall be the sole limited partner of Insured II and the business of Insured II shall continue without dissolution.

            Section II.10 Cancellation of General and Limited Partner Interests
                          in Summit Preferred.

      (1) Cancellation of General Partner Interests held by Related GP III. The general partner's interests of Summit Preferred held by Related GP III, shall, by virtue of the Summit Preferred Merger and without any action on the part of any person, be canceled.

      (2) Cancellation of General Partner Interests Held by the Advisor The general partner interests of Summit Preferred held by the Advisor shall, by virtue of the Summit Preferred Merger and without any action on the part of any person, be canceled.

      (3) Cancellation of General Partner Interests held by Partnership Monitoring Corp. The general partner interests of Summit Preferred held by Partnership Monitoring Corp. shall, by virtue of the Summit Preferred Merger and without any action on the part of any person, be canceled.

      (4) Cancellation of Summit Preferred BUC$ and Underlying Limited Partner Interests Relating to Summit Preferred BUC$. The Summit Preferred BUC$ (as defined in the agreement of limited partnership of Summit Preferred, as amended) held by the Operating Partnership and Aegis Holding, LP and the underlying limited partner interests of Summit Preferred held by Assignor LP III relating to the Summit Preferred BUC$, outstanding immediately before the Effective Time, shall, by virtue of the Summit Preferred Merger and without any action on the part of any person, be canceled.

            Section II.11 Cancellation of General and Limited Partner Interests
                          in Eagle.

      (1) Cancellation of General Partner Interests held by Related GP IV. The general partner's interests of Eagle held by Related GP IV shall, by virtue of the Eagle Merger and without any action on the part of any person, be canceled.

      (2) Cancellation of General Partner Interests Held by the Advisor. The general partner interests of Eagle held by the Advisor shall, by virtue of the Eagle Merger and without any action on the part of any person, be canceled.

      (3) Cancellation of Eagle BUC$ and Underlying Limited Partner Interests Relating to Eagle BUC$. The Eagle BUC$ (as defined in the agreement of limited partnership of Eagle, as amended) held by the Operating Partnership and Aegis Holding, LP and the underlying limited partner interests of Eagle held by Assignor LP IV relating to the Eagle BUC$, outstanding immediately before the Effective Time, shall, by virtue of the Eagle Merger and without any action on the part of any person, be canceled.

            Section II.12 Repurchase of Shares of Aegis Outstanding Prior to the
                          Effective Time.

      Promptly after the Effective Time, Aegis shall repurchase from RCC, and RCC shall sell to Aegis, the 1,000 shares of Aegis held by RCC, constituting all the issued and outstanding shares of Aegis outstanding prior to the Effective Time, for a purchase price of $1.00 per share, the original consideration paid for such shares. Promptly upon such repurchase, Aegis shall cause such shares to be canceled.


                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS

            Section III.1 Insured I hereby represents and warrants to Aegis as follows:

      (1) Organization and Good Standing. Insured I is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Insured I has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Insured I is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

      (2) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Insured I. Insured I has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Insured I enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy and (iii) the application of general principles of equity.

      (3)   Consents and Approvals; No Violation.

            (1) To the knowledge of Insured I, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Insured I's ability to perform its obligations under this Agreement, is required to be made or obtained by Insured I in connection with the execution, delivery and performance of this Agreement; and

            (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Insured I does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Insured I or, to the knowledge of Insured I, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Insured I; result in the creation of any lien upon the partnership interests of Insured I or Insured I BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Insured I is a party, or by which Insured I may be subject or bound, which, in any such case, would have a Material Adverse Effect.

      (4) No Options. Except as contemplated by this Agreement, Insured I is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Insured I or Insured I BUC$.

      (5) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Insured I for the quarter ended June 30, 1997:

            (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Insured I, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Insured I, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or (iii) cause any of such transactions to be rescinded; and

            (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Insured I which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

      (6) Compliance with Laws. To the knowledge of Insured I, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

      (7) Conversion of BUC$. No Insured I BUC$holder has exercised its right, under the Partnership Agreement of Insured I, as amended, to convert its Insured I BUC$ into limited partnership interests in Insured I.

      (8) Insured I has not, since June 18, 1997, suffered a Material Adverse Effect.

      (9) Material Adverse Effect. As used in this Section 3.1 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Insured I which has a material adverse effect on the income reasonably expected to be generated by Insured I from and after the Closing Date or the economic value thereof.

            Section III.2 Insured II hereby represents and warrants to Aegis as follows:

      (1) Organization and Good Standing. Insured II is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Insured II has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Insured II is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

      (2) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Insured
II. Insured II has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Insured II enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy and (iii) the application of general principles of equity.

      (3)   Consents and Approvals; No Violation.

            (1) To the knowledge of Insured II, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Insured II's ability to perform its obligations under this Agreement, is required to be made or obtained by Insured II in connection with the execution, delivery and performance of this Agreement; and

            (2) None of the execution, delivery or, except as contemplated by this

      Agreement, performance of this Agreement by Insured II does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Insured II or, to the knowledge of Insured III, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Insured II; result in the creation of any lien upon the partnership interests of Insured II or Insured II BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Insured II is a party, or by which Insured II may be subject or bound, which, in any such case, would have a Material Adverse Effect.

      (4) No Options. Except as contemplated by this Agreement, Insured II is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Insured II or Insured II BUC$.

      (5) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Insured II for the quarter ended June 30, 1997:

            (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Insured II, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Insured II, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or (iii) cause any of such transactions to be rescinded; and

            (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Insured II which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

      (6) Compliance with Laws. To the knowledge of Insured II, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

      (7) Conversion of BUC$. No Insured II BUC$holder has exercised its right, under the Agreement of Limited Partnership of Insured II, as amended, to convert its Insured II BUC$ into limited partnership interests in Insured II.

      (8) Insured II has not, since June 18, 1997, suffered a Material Adverse Effect.

      (9) Material Adverse Effect. As used in this Section 3.2 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Insured II which has a material adverse effect on the income reasonably expected to be generated by Insured II from and after the Closing Date or the economic value thereof.

            Section III.3 Summit Preferred hereby represents and warrants to
                          Aegis as follows:

      (1) Organization and Good Standing. Summit Preferred is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Summit Preferred has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Summit Preferred is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

      (2) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Summit Preferred. Summit Preferred has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Summit Preferred enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy and (iii) the application of general principles of equity.

      (3)   Consents and Approvals; No Violation.

            (1) To the knowledge of Summit Preferred, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Summit Preferred's ability to perform its obligations under this Agreement, is required to be made or obtained by Summit Preferred in connection with the execution, delivery and performance of this Agreement; and

            (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Summit Preferred does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Summit Preferred or, to the knowledge of Summit Preferred, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Summit Preferred; result in the creation of any lien upon the partnership interests of Summit Preferred or Summit Preferred BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Summit Preferred is a party, or by which Summit Preferred may be subject or bound, which, in any such case, would have a Material Adverse Effect.

      (4) No Options. Except as contemplated by this Agreement, Summit Preferred is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Summit Preferred or Summit Preferred BUC$.

      (5) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Summit Preferred for the quarter ended June 30, 1997:

            (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Summit Preferred, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Summit Preferred, which, if adversely determined, would have a Material Adverse Effect or which would (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or (iii) cause any of such transactions to be rescinded; and

            (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Summit Preferred which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

      (6) Compliance with Laws. To the knowledge of Summit Preferred, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

      (7) Conversion of BUC$. No Summit Preferred BUC$holder has exercised its right, under the Partnership Agreement of Summit Preferred, as amended, to convert its Summit Preferred BUC$ into limited partnership interests in Summit Preferred.

      (8) Summit Preferred has not, since June 18, 1997, suffered a Material Adverse Effect.

      (9) Material Adverse Effect. As used in this Section 3.3 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Summit Preferred which has a material adverse effect on the income reasonably expected to be generated by Summit Preferred from and after the Closing Date or the economic value thereof.

            Section III.4 Eagle hereby represents and warrants to Aegis as follows:

      (1) Organization and Good Standing. Eagle is a limited partnership, duly formed and validly existing as a limited partnership in good standing under the laws of the State of Delaware. Eagle has the requisite partnership power and authority to conduct its business in the manner and in the jurisdictions where it is now conducted. Eagle is qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

      (2) Authority; Power. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary partnership action on the part of Eagle. Eagle has the requisite partnership power and authority to enter into, deliver and, perform this Agreement and any other agreements and instruments contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of Eagle enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditor's rights generally, (ii) the power of a court to grant specific performance or any other remedy and (iii) the application of general principles of equity.

      (3)   Consents and Approvals; No Violation.

            (1) To the knowledge of Eagle, other than the Final Order, no consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority, which if not made or obtained would have a Material Adverse Effect or would materially adversely affect Eagle's ability to perform its obligations under this Agreement, is required to be made or obtained by Eagle in connection with the execution, delivery and performance of this Agreement; and

            (2) None of the execution, delivery or, except as contemplated by this Agreement, performance of this Agreement by Eagle does or will, with or without the giving of notice, lapse of time or both, result in any violation of or conflict with or constitute a default under any term or provision of the certificate of limited partnership or agreement of limited partnership, as amended, of Eagle or, to the knowledge of Eagle, any judgment, decree, order, law, statute, injunction, rule, regulation or governmental license or permit applicable to Eagle; result in the creation of any lien upon the partnership interests of Eagle or Eagle BUC$; or constitute a default under, or result in the termination, acceleration, amendment or modification of, any material contract, agreement, arrangement, commitment or plan to which Eagle is a party, or by which Eagle may be subject or bound, which, in any such case, would have a Material Adverse Effect.

      (4) No Options. Except as contemplated by this Agreement, Eagle is not a party to any rights, options, subscriptions or other agreements of any kind, to purchase or to acquire, receive or be issued any interest in any partnership interest in Eagle or Eagle BUC$.

      (5) Litigation. Except as set forth in the Solicitation Statement dated June 18, 1997 or the 1996 Form 10-K or Form 10-Q of Eagle for the quarter ended June 30, 1997:

            (1) there are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Eagle, threatened, in any court or before any governmental agency or instrumentality, or before any arbitrator, by or against or affecting or relating to Eagle, which, if adversely determined, would have a Material Adverse Effect or which would
      (i) restrain or enjoin the consummation of the transactions contemplated by this Agreement, (ii) declare unlawful the transactions or events contemplated by this Agreement, or (iii) cause any of such transactions to be rescinded; and

            (2) there are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting Eagle which would materially hinder or delay the consummation of the transactions contemplated by this Agreement or which would have a Material Adverse Effect.

      (6) Compliance with Laws. To the knowledge of Eagle, it is in compliance in all material respects with all laws, governmental rules and ordinances of the federal, state and local authorities having jurisdiction over and except where the failure to so comply would not have a Material Adverse Effect.

      (7) Conversion of BUC$. No Eagle BUC$holder has exercised its right, under the Agreement of Limited Partnership of Eagle, as amended, to convert its Eagle BUC$ into limited partnership interests in Eagle.

      (8)   Eagle has not, since June 18, 1997, suffered a Material Adverse
Effect.

      (9) Material Adverse Effect. As used in this Section 3.4 "Material Adverse Effect" shall mean any material adverse change in the business, assets or financial condition of Eagle which has a material adverse effect on the income reasonably expected to be generated by Eagle from and after the Closing Date or the economic value thereof.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF AEGIS

      Aegis hereby represents and warrants to the Partnerships, as follows:

                  Section IV.1  Organization, Standing and Corporate Power.

            Aegis is a corporation duly organized, validly existing and in good standing under the laws of Maryland and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as being conducted. Aegis is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the character, or location of the properties owned by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition of Aegis. Aegis has delivered to the Partnerships complete and correct copies of its Amended and Restated Articles of Incorporation and by-laws, as amended to the date of this Agreement. Aegis is not in default under or in violation of any provisions of its Amended and Restated Articles of Incorporation or by-laws.

                  Section IV.2  Aegis Capital Structure.

            The authorized capital stock of Aegis consists of 50,000,000 shares of Common Stock, par value $.01 per share and 5,000,000 shares of Preferred Stock. At the close of business on September 30, 1997, (i) 1,000 Shares were issued and outstanding (which will be repurchased by Aegis pursuant to Section
1.19 hereof for a purchase price of $1.00 per share), (ii) 8,097,539 Shares have been reserved for issuance pursuant to the Mergers (and pursuant to the exercise of exchange rights by the Related GPs and Advisor under the Exchange Rights Agreement), (iii) 800,000 Shares have been reserved for issuance pursuant to the exercise of options granted or to be granted pursuant to Aegis's Incentive Stock Option Plan, and (iv) 316,261 Shares have been reserved for issuance in connection with the Settlement of the Litigation. Except as set forth above, at the close of business on September 30, 1997, no shares of capital stock or other voting securities of Aegis were issued, reserved for issuance or outstanding. All outstanding Shares of Aegis are, and all Shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of Aegis having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the holders of Shares may vote are issued and outstanding.

                  Section IV.3  Authority; Noncontravention.

            Aegis has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Aegis and the consummation by Aegis of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Aegis and no other action on the part of Aegis is necessary to authorize the execution, delivery and performance of this Agreement by Aegis. This Agreement has been duly executed and delivered by and, assuming this Agreement constitutes the valid and binding agreement of the Partnerships, constitutes a valid and binding obligation of Aegis, enforceable against such party in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor's rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not (i) conflict with any of the provisions of the Amended and Restated Articles of Incorporation or by-laws of Aegis, (ii) conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture, or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which Aegis is a party or by which Aegis any of its assets is bound or affected, or (iii) contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award currently in effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any governmental entity which has not been received or made, is required to be made by Aegis in connection with the execution and delivery of this Agreement by Aegis or the consummation by Aegis of any of the transactions contemplated by this Agreement.

                                    ARTICLE V

                             SURVIVAL OF PROVISIONS

                  Section V.1   Survival.

            The representations and warranties respectively made, or required to be made, by the parties to this Agreement, or in any certificate, respectively, delivered by the parties hereto pursuant to this Agreement will not survive the Closing.


                                   ARTICLE VI

                                     NOTICES

                  Section VI.1   Notices.

            All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first class postage prepaid, to the parties at the following addresses:

      If to Aegis, to:

                      Aegis Realty, Inc.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Stuart J. Boesky

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Operating Partnership, to:

                      Aegis Realty Operating Partnership, L.P.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Stuart J. Boesky

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Aegis Holding LP to:

                      Aegis Realty Holding, LP
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Stuart J. Boesky

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Insured I, to:

                      Summit Insured Equity L.P.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Alan P. Hirmes

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Insured II, to:

                      Summit Insured Equity II L.P.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Alan P. Hirmes

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Summit Preferred, to:

                      Summit Preferred Equity L.P.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Alan P. Hirmes

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Eagle, to:

                      Eagle Insured Equity L.P.
                      625 Madison Avenue
                      New York, New York  10022
                      Attention:  Alan P. Hirmes

      With a Copy to:

                      Battle Fowler LLP
                      75 East 55th Street

                      New York, New York 10022
                      Attention: Peter Fass, Esq.

      If to Related GP I, to:

                      Related Insured Equity Associates, Inc.
                      625 Madison Avenue
                      New York, New York  10022

      With a copy to:

                      Battle Fowler, LLP
                      75 East 55th Street
                      New York, New York 10022

      If to Related GP II, to:

                      RIDC II, L.P.
                      625 Madison Avenue
                      New York, New York  10022

      With a copy to:

                      Battle Fowler, LLP
                      75 East 55th Street
                      New York, New York 10022

      If to Related GP III, to:

                      Related Equity Funding, Inc.
                      625 Madison Avenue
                      New York, New York  10022

      With a copy to:

                      Battle Fowler, LLP
                      75 East 55th Street
                      New York, New York 10022

      If to Related GP IV, to:

                      Related Federal Insured, L.P.
                      625 Madison Avenue
                      New York, New York  10022

      With a copy to:

                      Battle Fowler, LLP
                      75 East 55th Street
                      New York, New York 10022

      If to Partnership Monitoring Corp., to:

                      Partnership Monitoring Corp.
                      625 Madison Avenue
                      New York, New York  10022

      With a copy to:

                      Battle Fowler, LLP
                      75 East 55th Street
                      New York, New York 10022

      All notices and other communications required or permitted under this Agreement that are addressed as provided in this Article VI will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third business day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                 Section VII.1 Conditions to Each Party's Obligation To Effect the Consolidation. The respective obligation of each party hereto to effect the Consolidation is n subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

           (1)   the Final Order continues to be viable;

           (2) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Consolidation;

           (3) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Consolidation shall have been obtained or completed; and

           (4) the Withdrawal Transactions shall have been consummated pursuant to the Purchase Agreement;

           (5) the Shares shall have been approved for listing on the American Stock Exchange, subject to notice of issuance;

           (6) pursuant to the Partnership Agreement Amendments, the Advisor has contributed back to each respective Partnership one-half of the general partner interests of each such Partnership received by it in the Withdrawal Transactions.

                 Section VII.2. Conditions to Obligations of Aegis and its Affiliates. The obligations of Aegis and its Affiliates to effect the Consolidation is further subject to the following conditions:

            (1) Accuracy of Representations and Warranties. The representations and warranties of the other parties to this Agreement contained in this Agreement shall have been true and correct on the date of this Agreement and as of the Closing Date (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time) other than such breaches of representations and warranties which in the aggregate would not reasonably be expected to have a Material Adverse Effect on the condition of any Partnership, provided, however, that the representations and warranties of any Partnership contained in this Agreement to the extent qualified by "material", "material adverse effect" or "material adverse change" shall be true and correct in all respects at and as of the Closing Date.

            (2) Perfomance of Obligations by the Other Parties. The other parties to this Agreement shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date and shall not have willfully or intentionally (i) breached any of their respective representations or warranties herein or (ii) failed to perform or satisfy any of their respective obligations or covenants hereunder, and Aegis shall have received certificates dated as of the Closing Date signed on behalf of each Partnership by their respective general partners to such effect.

                  Section VII.3 Conditions to Obligation of the Partnerships. The obligation of each Partnership to effect the Consolidation is further subject to the following conditions:

            (1) Accuracy of Representations and Warranties. The representations and warranties of Aegis and its Affiliates and the other parties to this Agreement contained in this Agreement shall have been true and correct on this date of this Agreement and as of the Closing Date (except to the extent that they expressly relate only to an earlier time, in which case they shall have been true and correct as of such earlier time), other than such breaches of representations and warranties which in the aggregate would not reasonably be expected to have a material adverse effect on the condition of such other parties; provided, however, that the representations and warranties of the other parties contained in this Agreement to the extent qualified by "material", "material adverse effect" or "material adverse change" shall be true and correct in all respects at and as of the Closing Date.

           (2) Performance of Obligations of Aegis and its Affiliates and the Other Parties to this Agreement Partnerships. Aegis and its Affiliates and the other parties to this Agreement Partnerships shall have performed in all material respects all obligations required to be performed by such party under this Agreement at or prior to the Closing Date and shall not have willfully or intentionally (i) breached any of their representations or warranties herein or
(ii) failed to perform or satisfy any of its obligations or covenants hereunder.

           (3) Opinion of Counsel. The Partnerships shall have received the opinion dated the Closing Date of counsel to Aegis as set forth in the Solicitation Statement.


                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

                 Section VIII.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time:

           (1)   by mutual written consent of the parties hereto or

           (2) by either Aegis and its Affiliates on the one hand or the Partnerships on the other:

                 (1)   at any time after March 31, 1998 if the Consolidation
                  shall not have been consummated by such date, unless the failure to consummate the Consolidation is the result of a failure to fulfill any obligation under this Agreement by any party seeking to terminate this Agreement or the failure of the representations and warranties of any party seeking to terminate this Agreement to be true and correct in all material respects; and

                 (2)   at any time prior to the Effective Time by Aegis and its
                  Affiliates on the one hand, or the Partnerships on the other, in the event of either (A) a material breach by any of the Partnerships on the one hand, and Aegis and its Affiliates on the other, of any representation or warranty contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach; or (B) a material breach by any of the Partnerships on the one hand, and Aegis and its Affiliates on the other, of any of the covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach.

                  Section VIII.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the parties hereto. Nothing contained in this Section 8.2 shall relieve any party from any liability resulting from any material breach of the representations, warranties, covenants or agreements set forth in this Agreement.

                  Section VIII.3 Amendment. At any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers, general partners, or members, as the case may be, of the respective parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

                  Section VIII.4 Extension; Waiver. At any time prior to the Effective Time, each party may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to Section 8.3, waive compliance with any of the agreements or conditions of any other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, and only with respect to such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                  Section VIII.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.1, an amendment of this Agreement pursuant to Section 8.3 or an extension or waiver pursuant to section 8.4 shall, in order to be effective, require in the case of any Partnership, action by a general partner of such Partnership, and in the case of any corporation, action by any officer of such corporation.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section IX.1 Entire Agreement. Except for the Purchase Agreement and any documents executed by the parties hereto pursuant hereto, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement (including the exhibits and schedules hereto, and other documents delivered in connection herewith) and the Purchase Agreement contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  Section IX.2 Expenses. All costs and expenses incurred by the parties hereto incident to preparing for, entering into, carrying out and performing this Agreement and the transactions contemplated hereby (the "Consolidation Expenses") shall be borne and paid for as follows:

           (1) All Consolidation Expenses incurred by Aegis and its Affiliates shall be borne and paid for by Aegis;

           (2) If the Consolidation is consummated, Aegis shall be responsible for all Consolidation Expenses incurred by the Partnerships and shall reimburse the Partnerships for the same;

           (3) If none of the Consolidation is not consummated, each of the respective Related GPs shall be responsible for Consolidation Expenses of their respective Partnerships and shall reimburse each of their respective Partnerships for the same.

                 Section IX.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                 Section IX.4 No Third Party Beneficiary. Except as otherwise expressly provided herein, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, and their respective successors or assigns, and it is not the intention of the parties to confer third party beneficiary rights upon any other person.

                 Section IX.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                Section IX.6 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

                 Section IX.7 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

                 Section IX.8 Headings, Gender, etc. The headings used in this Agreement have been inserted for convenience and do not constitute matters to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender are deemed to include each other gender, (b) words using the singular or plural number also include the plural or singular number, respectively, (c) the terms "hereof," "herein, " "hereby, " "hereto," and derivative or similar words refer to this entire Agreement, (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement, (e) all references to "dollars" or will refer to currency of the United States of America, and (f) the term "person" shall include any natural person, corporation, limited liability company, general partnership, limited partnership, or other entity, enterprise, authority or business organization.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, effective as of the date first written above.


AEGIS REALTY, INC.                         AOP MERGER SUB I, INC.

By:  _______________________________       By: ________________________
     Name:  J. Michael Fried                    Name:  Stuart J. Boesky
     Title:   President                         Title: President


AEGIS REALTY OPERATING                     AOP MERGER SUB II, INC.
  PARTNERSHIP, L.P.
                                           By:  _______________________________
By:  AEGIS REALTY, INC.,                        Name:  Stuart J. Boesky
     as its General Partner                     Title: President

     By:  _________________________        SUMMIT INSURED EQUITY L.P.
          Name:  J. Michael Fried
          Title:   President               By:  RELATED INSURED QUITY
                                                ASSOCIATES, INC., its General


AEGIS REALTY HOLDING                       Partner
  PARTNERSHIP, LP
                                           By:  _______________________________
By:  AEGIS REALTY OPERATING                     Name:  Stuart J. Boesky
     PARTNERSHIP, L.P., as its General          Title:  Vice President
     Partner
                                           SUMMIT INSURED EQUITY II L.P.
     By:  AEGIS REALTY, INC.
          as its General Partner           By: RIDC II, L.P., its General
                                                Partner

          By:  _______________________         By: Related Insured Equity
               Name:  J. Michael Fried             Associates, II, Inc.
               Title:   President
                                                   By:  _______________________


RELATED AEGIS, LP                                       Name:  Stuart J. Boesky
                                                        Title:   Vice President
By:  RELATED AEGIS, INC., its General
     Partner                               SUMMIT PREFERRED EQUITY L.P.

     By:  _________________________        By:   RELATED EQUITY FUNIDNG, INC.,
          Name:  J. Michael Fried                its General Partner
          Title:   President
                                                 By:  _______________________
                                                      Name: Stuart J. Boesky
                                                      Title:   President


RELATED INSURED EQUITY                      EAGLE INSURED L.P.

ASSOCIATES, INC.
                                           By:    RELATED FEDERAL INSURED L.P.,
   By:_____________________________               as its General Partner
          Name:  Stuart J. Boesky
          Title:   Vice President          By:    RFI ASSOCIATES, INC., as its
                                                      General Partner

RIDC II, L.P.                                     By: _______________________
                                                      Name:  Stuart J. Boesky
By:  Related Insured Equity                           Title:   Vice President
     Associates, II, Inc.

        By:_____________________________          By: PARTNERSHIP MONITORING
           Name:  Stuart J. Boesky                    CORPORATION, its General
           Title:   Vice President                    Partner

                                                      By:_______________________
                                                         Name: J. Michael Fried
                                                         Title:  President
RELATED EQUITY FUNDING, INC.
                                                  RELATED FI BUC$, INC.
By:_______________________
   Name:  Stuart J. Boesky
   Title:   Vice President                        By: __________________________
                                                      Name:  J. Michael Fried
                                                      Title:   President
RELATED INSURED BUC$ ASSOCIATES,
INC.
                                                  PARTNERSHIP MONITORING
By:________________________                       CORPORATION
   Name:  J. Michael Fried
   Title:   President                             By:  _________________________
                                                       Name:  J. Michael Fried
                                                       Title:   President
RELATED BUC$ ASSOCIATES, INC.

By:_________________________
   Name:  J. Michael Fried
   Title:   President

RELATED FEDERAL INSURED L.P.

        By:       RFI ASSOCIATES, INC., as its
                  General Partner

                  By:      ______________________
                           Name: Stuart J. Boesky
                           Title: Vice President

                       AGREEMENT AND PLAN OF CONSOLIDATION

                           DATED AS OF OCTOBER 1, 1997

                                  By and Among

                               AEGIS REALTY, INC.

                    AEGIS REALTY OPERATING PARTNERSHIP, L.P.

                      AEGIS REALTY HOLDING PARTNERSHIP, LP

                             AOP MERGER SUB I, INC.

                             AOP MERGER SUB II, INC.

                                RELATED AEGIS, LP

                           SUMMIT INSURED EQUITY L.P.

                          SUMMIT INSURED EQUITY II L.P.

                          SUMMIT PREFERRED EQUITY L.P.

                               EAGLE INSURED L.P.

                          RELATED EQUITY FUNDING, INC.

                       PARTNERSHIP MONITORING CORPORATION.

                          RELATED FEDERAL INSURED, L.P.

                      RELATED INSURED BUC$ ASSOCIATES, INC.

                          RELATED BUC$ ASSOCIATES, INC.

                                  RIDC II, L.P.

                        RELATED FI BUC$ ASSOCIATES, INC.






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


                                          TABLE OF CONTENTS
                                                                                                                       Page
ARTICLE I         ASSIGNMENT OF INTERESTS.................................................................................3
                  Section 1.1       Closing...............................................................................3
                  Section 1.2       Summit Preferred Assignments..........................................................3
                  Section 1.3       Eagle Assignments.....................................................................5
                  Section 1.4       Insured I Assignments and Contributions...............................................5
                  Section 1.5       Insured II Assignments and Contributions..............................................6
                  Section 1.6       Aegis Assignments and Contributions of Economic Interests of the General Partner
                                    Interests of Summit Preferred and Eagle to the Operating Partnership..................7
                  Section 1.7       Aegis Assignment of BUC$ to the Operating Partnership.................................7
                  Section 1.8       Aegis Assignments and Contributions to Aegis Holding, L.P.............................8
                  Section 1.9       Operating Partnership Assignments and Contributions to Aegis Holding, LP..............8
                  Section 1.11      Eagle Assignment of Mortgages.........................................................8
                  Section 1.12      Sequence of Assignments and Other Transactions .......................................8
                  Section 1.13      Further Assurances....................................................................8
                  Section 1.14      No Fractional Shares..................................................................9
                  Section 1.15      Delivery of Share Certificates; Exchange of BUC$ Certificates for Share Certificates..9
                  Section 1.16      Aegis' Option to Not Require Delivery of BUC$
                                    Certificates by BUC$holders in Order to Receive Shares...............................11
                  Section 1.17      Shares issued to Related General Partners to equal 0.75% of all Shares outstanding after the Consolidation..............................................................12
                  Section 1.18      Shares to be issued to Advisor to equal 0.37% of all Shares outstanding after the
                                    Consolidation........................................................................12

ARTICLE II        THE CONSOLIDATION......................................................................................13
                  Section 2.1       The Consolidation....................................................................13
                  Section 2.2       Effective Time.......................................................................13
                  Section 2.3       Certificates of Limited Partnership of the Surviving Entities........................13
                  Section 2.4       Agreements of Limited Partnership of Surviving Entities..............................14
                  Section 2.5       General Partners of the Surviving Entities...........................................14
                  Section 2.6       Cancellation of General and Limited Partner Interests in Insured I...................15
                  Section 2.7       Conversion of Shares of AOP Sub I....................................................15
                  Section 2.8       Cancellation of General and Limited Partner Interests in Insured II .................15
                  Section 2.9       Conversion of Shares of AOP Sub II...................................................16
                  Section 2.10      Cancellation of General and Limited Partner Interests in Summit Preferred............16
                  Section 2.11      Cancellation of General and Limited Partner Interests in Eagle.......................17

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                                                     i

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
ARTICLE III       REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS.....................................................17
                  Section 3.1       .....................................................................................17
                           (a)      Organization and Good Standing.......................................................18
                           (b)      Authority; Power.....................................................................18
                  Section 3.2       .....................................................................................19
                           (a)      Organization and Good Standing.......................................................19
                           (b)      Authority; Power.....................................................................20
                  Section 3.3       .....................................................................................21
                           (a)      Organization and Good Standing.......................................................21
                           (b)      Authority; Power.....................................................................21
                  Section 3.4       .....................................................................................23
                           (a)      Organization and Good Standing.......................................................23
                           (b)      Authority; Power.....................................................................23

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF AEGIS................................................................25
                  Section 4.1       Organization, Standing and Corporate Power...........................................25
                  Section 4.2       Aegis Capital Structure..............................................................25
                  Section 4.3       Authority; Noncontravention..........................................................26

ARTICLE V         SURVIVAL OF PROVISIONS.................................................................................27
                  Section 5.1       Survival.............................................................................27

ARTICLE VI        NOTICES................................................................................................27
                  Section 6.1       Notices..............................................................................27

ARTICLE VII       CONDITIONS PRECEDENT...................................................................................31
                  Section 7.1       Conditions to Each Party's Obligation To Effect the Consolidation....................31
                  Section 7.2       Conditions to Obligations of Aegis and its Affiliates................................32
                  Section 7.3       Conditions to Obligation of the Partnerships.........................................32

ARTICLE VIII      TERMINATION, AMENDMENT AND WAIVER......................................................................33
                  Section 8.1       Termination..........................................................................33
                  Section 8.2       Effect of Termination................................................................34
                  Section 8.3       Amendment............................................................................34
                  Section 8.4       Extension; Waiver....................................................................34
                  Section 8.5       Procedure for Termination, Amendment, Extension or Waiver............................34



ARTICLE IX        MISCELLANEOUS..........................................................................................34
                  Section 9.1       Entire Agreement.....................................................................34
                  Section 9.2       Expenses.............................................................................35
                  Section 9.3       Counterparts.........................................................................35
                  Section 9.4       No Third Party Beneficiary...........................................................35
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                                            ii
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
                  Section 9.5       Governing Law .......................................................................35
                  Section 9.6       Assignment; Binding Effect...........................................................35
                  Section 9.7       Enforcement..........................................................................35
                  Section 9.8       Headings, Gender, etc................................................................36
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